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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 15, 2003

                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Delaware                    333-81236              56-2088493
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   (STATE OR OTHER JURISDICTION         (COMMISSION          (I.R.S. EMPLOYER
         OF INCORPORATION)             FILE NUMBER)        IDENTIFICATION NO.)

6525 Morrison Blvd.,
Suite 318,
Charlotte, North Carolina                                         92618
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       (ADDRESS OF PRINCIPAL                                    (ZIP CODE)
        EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (704) 365-0569.








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Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)    Not applicable

             (b)    Not applicable

             (c)    Exhibits:

             1. Pooling and Servicing Agreement, dated as of July 1, 2003 among ACE Securities Corp., as seller, Wells Fargo Bank Minnesota, National Association, as trustee and as securities administrator, and Ocwen Federal Bank, as servicer.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 30, 2003

                                           ACE SECURITIES CORP.


                                           By:     /s/ Douglas K. Johnson
                                              ----------------------------------
                                           Name:   Douglas K. Johnson
                                           Title:  President

                                           By:     /s/ Evelyn Echevarria
                                              ----------------------------------
                                           Name:   Evelyn Echevarria
                                           Title:  Vice President

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                                  EXHIBIT INDEX



                 Item 601 (a) of          Sequentially
Exhibit          Regulation S-K           Numbered
Number           Exhibit No.              Description                    Page
------           -----------              -----------                    ----
1                4                        Pooling and Servicing          5
                                          Agreement